Exhibit 10.16

NON-EXCLUSIVE LICENSE AGREEMENT

THIS NON-EXCLUSIVE LICENSE AGREEMENT (the “Agreement”), effective as of October 15, 2010 (the “Effective Date”), is entered into by and between BioWa, Inc., a Delaware corporation, with a principal place of business at 212 Carnegie Center, Suite 101, Princeton, New Jersey 08540, USA (“BioWa”), Lonza Sales AG, a Swiss corporation, with a principal place of business at Munchensteinerstrasse 38, Basel, CH-4002 Switzerland (“Lonza) (together “the Licensor”) and Kalobios Pharmaceuticals, Inc., of 260 E. Grand Ave., South San Francisco, CA 94080, USA (“Licensee”). Lonza, BioWa, Licensor or Licensee may hereafter be referred to individually as a “Party” and collectively as the “Parties.”

BACKGROUND

WHEREAS, BioWa and Licensee entered into a Non-Exclusive License Agreement, effective as of September 2, 2008, whereby BioWa granted to Licensee a license for the use of certain technology owned or controlled by BioWa (“Potelligent® Technology”) in the development of products (“2008 License”); and

WHEREAS, BioWa, Lonza and Licensee entered into a letter agreement dated as of December 11, 2008 (“2008 Letter Agreement”), whereby Lonza received a limited license to the Potelligent® Technology to perform certain services for Licensee and Licensee paid to BioWa the Access Fee (as defined therein) in connection therewith; and

WHEREAS, Lonza and Licensee entered into a Research Evaluation Agreement dated as of May 6, 2008 (“Lonza License”), whereby Licensee received a limited non-exclusive license to Lonza’s GS System (as defined in the Lonza License) and Transfection Medium System (as defined in the Lonza License) for research purposes; and

WHEREAS, Lonza and BioWa have combined Lonza’s GS System and BioWa’s Potelligent® Technology and their related intellectual property to jointly create Potelligent® CHOK1SV for use in combination with the Vectors (all as herein defined, and referred to as the “Technology,” as more fully defined in Section 1.62); and

WHEREAS, Licensee wishes to acquire certain nonexclusive rights to the Technology to research and develop monoclonal antibodies capable of specifically binding to targets which shall be identified and mutually agreed upon as specified in this Agreement; and

WHEREAS, Licensor is willing to grant such license to the Technology and the Licensee desires to take such license, subject to the terms and conditions in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, agree as follows:

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ARTICLE 1

DEFINITIONS

Words or phrases having their initial letter capitalized shall, except as clearly provided otherwise in this Agreement or in the context in which they are used, have the respective meanings set forth below. A cross-reference below to a defined term in this Agreement is for the convenience of the reader of this document, and this Article 1 may not contain an exhaustive list of all words or phrases defined elsewhere in this Agreement.

1.1 “Activities” means the Research, development, manufacturing and commercialization activities performed by Licensee and any permitted Sublicensee under this Agreement.

1.2 “ADCC” means Antibody Dependent Cellular Cytotoxicity.

1.3 “Affiliate” means any corporation, company, partnership, joint venture, firm or other business entity which controls, is controlled by, or is under common control with a Party. For purposes of this definition, “control” shall be presumed to exist if one of the following conditions is met: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entities.

1.4 “Antibody” means a monoclonal antibody, antibody fragment or any composition of matter derived therefrom, made through use of the Technology [***]. For purposes of this Agreement, “derived” shall mean obtained, developed, created, synthesized, designed, derived or resulting from, based upon or otherwise generated (whether directly or indirectly, or in whole or in part). For purpose of clarity, the foregoing shall include any monoclonal antibody, any CDR (complementarity determining region), variable or constant region, any single chain antibody, any partially or fully humanized antibody, any peptides identified through antibody phage display, and any peptide derived from one or more antibodies based on the sequence and structure information of the antibodies, e.g. binding site information of the antibodies.

1.5 “Approval” means, with respect to a Product in a particular jurisdiction, the technical, medical and scientific licenses, registrations, authorizations and approvals (including, without limitation, approval of a BLA, and pricing and Third Party reimbursement approvals, and labeling approvals with respect thereto) of any national, supra-national, regional, state or local regulatory agency, necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of a Product.

1.6 “Bankruptcy Code” means Title 11 of the United States Code.

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1.7 “Biologics License Application” or “BLA” means a Biologics License Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. Section 600 et seq., for FDA approval of a Product and “sBLA” means a supplemental BLA, and any equivalent or a New Drug Application, as defined in the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, and any corresponding non-U.S. marketing authorization application, registration or certification, necessary to market a Product in any country outside the U.S., but not including applications for pricing and reimbursement approvals.

1.8 “BioWa Research License Fee” has the meaning set forth in Section 6.2.1.

1.9 “BioWa Royalties” has the meaning set forth in Section 6.5.1.

1.10 “Blank Rome LLP” means the law firm of Blank Rome LLP, a limited liability partnership having a principal place of business at One Logan Square, 130 North 18th Street, Philadelphia, PA 19103.

1.11 “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York, United States are required or authorized by law to be closed.

1.12 “Calendar Quarter” means each three-month period commencing on January 1, April 1, July 1 or October 1 of each year during the Term.

1.13 “CHOK1SV Cell Line” means Lonza’s suspension variant host Chinese Hamster Ovary (CHO) cell line.

1.14 “Claims” has the meaning set forth in Section 11.1.

1.15 “Commencement” means, with respect to a Phase I, Phase II or Phase III Clinical Trial, the date upon which the first patient is dosed in such Clinical Trial.

1.16 “Commercial License” has the meaning set forth in Section 2.1.2.

1.17 “Commercial License Fee” has the meaning set forth in Section 6.3.

1.18 “Commercial License Notification” has the meaning set forth in Section 2.2.

1.19 “Commercial Target” means a Research Target that has been confirmed as available by the Third Party Reviewer under Section 4.3.3 and for which Licensee has requested a Commercial License under Section 2.2. For purposes of clarity, Licensee shall be entitled to designate [***] Commercial Targets in total between this Agreement and the 2008 License.

1.20 “Competing Contract Manufacturer” means any Third Party who undertakes or performs more than fifty percent (50%) of their business as a manufacturer of monoclonal antibodies and/or therapeutic proteins or any product of a similar nature to that to which this Agreement relates.

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1.21 “Confidential Information” means all confidential or other proprietary information of a Party that is provided to another Party, whether written, oral or otherwise, and including, but not limited to, Know-How or other information, whether or not patentable, regarding a Party’s technology, products, business information or objectives that is designated as confidential, or which under the circumstances surrounding disclosure or given the nature of the information would reasonably be believed to be confidential. Notwithstanding anything to the contrary, Progress Reports shall be deemed to be Confidential Information of Licensee.

1.22 “Control” or “Controlled” means, with respect to a Know-How or Patent right, that a Party has the ability to grant a license or a sublicense to such intellectual property without violating the terms of any agreement with a Third Party.

1.23 “Effective Date” has the meaning set forth in the preamble to this Agreement.

1.24 “Enforcement Action” has the meaning set forth in Section 8.3.

1.25 “FDA” means the U.S. Food and Drug Administration and any successors thereto and its foreign counterparts throughout the world.

1.26 [***]

1.27 “Field” means the prevention, diagnosis and treatment of human diseases.

1.28 “First Commercial Sale” means, with respect to any Product, the first bona fide commercial sale by Licensee or its Sublicensee of such Product following an Approval in any country.

1.29 “GS System” means Lonza’s glutamine synthetase gene expression system consisting of the CHOK1SV Cell Line, the Transfection Supplements System, the Vectors, and the related Know-How and Patents Controlled by Lonza, whether used individually, or in combination with each other. For the avoidance of doubt, any gene proprietary to Licensee inserted into the GS System for the purposes of producing Product does not form part of the GS System.

1.30 “Improvements” means any inventions or other intellectual property (including all Patent, Know-How and other intellectual property rights therein) made by or under authority of the Licensee during the Term in conducting the Activities contemplated by this Agreement.

1.31 “IND” means an Investigational New Drug application, as defined in the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, or any corresponding non-U.S. application, registration or certification necessary to transport or distribute investigational new drugs for clinical testing in any country outside the U.S.

1.32 “Indemnitee” and “Indemnitor” have the respective meanings set forth in Section 11.3.

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1.33 “IP” means intellectual property.

1.34 “Know-How” means any proprietary technical or other information whether patentable or not and whether in written or verbal form, which is confidential and may include technology, experience, formulae, concepts, discoveries, trade secrets, inventions, modifications, improvements, data (including all chemical, preclinical, pharmacological, clinical, pharmacokinetic, toxicological, analytical and quality control data), results, designs, ideas, analyses, methods, techniques, assays, research plans, procedures, tests, processes (including manufacturing processes, specifications and techniques), laboratory records, reports, summaries, and information contained in submissions to, and information from, regulatory authorities.

1.35 “Licensor IP Rights” means the Licensor Know-How and the Licensor Patent Rights.

1.36 “Licensor Know-How” means Know-How owned or Controlled by Licensor that relates directly to the Technology and is provided to Licensee hereunder.

1.37 “Licensor Patent Rights” means the Patents set out in Exhibit 1 hereto, solely to the extent that such Patents relate to the Technology and are necessary or useful for researching, developing, commercializing, making, having made, using, importing, having imported, exporting, having exported, having sold, offering for sale, selling or otherwise disposing of a Product pursuant to this Agreement. For the purpose of clarity, the Licensor Patents Rights shall include all Patents covering an Improvement of the Technology owned or Controlled by Licensor.

1.38 “Lonza Research License Fee” has the meaning set forth in Section 6.2.2.

1.39 “Lonza Royalties” has the meaning set forth in Section 6.5.2.

1.40 “Losses” has the meaning set forth in Section 11.1.

1.41 “Management Representatives” has the meaning set forth in Section 12.1.

1.42 “Milestone Payments” means the payments set forth in Section 6.4.

1.43 “Net Sales” means the gross amounts actually received by Licensee or its Sublicensees for sales of a Product to Third Parties in the Territory (“Gross Sales”), less the following (to the extent applicable): (i) normal and customary trade, cash and quantity discounts on the Product actually allowed and taken directly by the customer with respect to the sales of the Product (other than price discounts granted at the time of invoicing and which are already included in the determination of Gross Sales), (ii) credits, deductions and allowances given or made for rejection or return of, and for uncollectible amounts on, a previously sold Product, (iii) taxes, duties or other governmental charges levied on or measured by the billing amount for the Product (excluding income and franchise taxes), to the extent included in the invoice price and not reimbursed by a Third Party, and (iv) charges for packing, handling, transportation, freight and insurance directly related to the distribution of a Product, to the extent included in Gross Sales.

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COMMISSION

Sales between Licensee and any of its Sublicensees shall be excluded from the computation of Net Sales if such sales are not intended for end use, but Net Sales shall include the subsequent final sales to Third Parties by any such Sublicensees. If a sale, transfer or other disposition with respect to the Product involves consideration other than cash or is not at arm’s length, then the Net Sales from such sale, transfer or other disposition shall be the fair market value, which shall mean the selling party’s average sales price for the calendar quarter in the country where such sale, transfer or other disposition took place (“Average Sales Price”).

In the event Licensee or any of its Sublicensees sells or transfers units of a Product in conjunction with any other product and in so doing sells or transfers such units for an amount less than the sum of the weighted average selling price for such units of the Product sold separately, for the purposes of determining Net Sales from such sales or transfers, Net Sales shall be based upon the Net Sales price to a similar-sized customer ordering a similar volume of units of the Product under similar terms and conditions but sold separately.

In the event a Product is sold in any country in the form of a combination product containing one or more therapeutically active components other than Antibodies which active ingredients are not attached or linked to such Antibodies alone, Gross Sales shall be determined by multiplying the actual Gross Sales of such combination product by the fraction A/(A + B), where A is the invoice price of the Product containing an Antibody or a set of Antibodies alone, if sold separately, and B is the invoice price of any other active component or components in the combination, if sold separately, in each case in the same country and in the same dosage as the combination product. If, on a country-by-country basis, the other active component or components in the combination are not sold separately in such country, Gross Sales shall be calculated by multiplying the actual Gross Sales of such combination product by the fraction A/C where A is the invoice price of the Product containing an Antibody or a set of Antibodies alone if sold separately, and C is the invoice price of the combination product, in each case in the same country and in the same dosage as in the combination product. If, on a country-by-country basis, the component of the Product containing an Antibody or a set of Antibodies alone of the combination product is not sold separately in such country, but the other active component or components are sold separately, Gross Sales shall be calculated by multiplying actual Gross Sales of such combination product by the fraction (C-B)/C where B is the invoice price of the other active component or components, if sold separately, and C is the invoice price of the combination product, in each case in the same country and in the same dosage as the combination product. If, on a country-by-country basis, neither the Product containing an Antibody or a set of Antibodies alone nor the other active component or components of the combination product are sold separately in such country, Gross Sales, for such combination product shall be determined by the Parties in good faith.

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1.44 “Patents” means all patents and patent applications existing as of the Effective Date and all patent applications thereafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, and any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

1.45 “Phase I Clinical Trial” means a human clinical trial in any country that is intended to collect data on safety of a Product for a particular indication or indications in patients with the disease or indication under study or that would otherwise satisfy the requirements of 21 Code of Federal Regulations (“CFR”) §312.21(a) (U.S.) or its non-U.S. equivalent.

1.46 “Phase II Clinical Trial” means a human clinical trial in any country that is intended to collect data on dosage and evaluate the safety and the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study or that would otherwise satisfy the requirements of 21 Code of Federal Regulations (“CFR”) §312.21(b) (U.S.) or its non-U.S. equivalent.

1.47 “Phase III Clinical Trial” means a human clinical trial in any country that is intended to be a pivotal trial the result of which would be used to establish safety and efficacy of a Product as a basis for a BLA or that would otherwise satisfy the requirements of 21 CFR 312.21(c) or its non-U.S. equivalent.

1.48 “Potelligent® CHOK1SV” means the FUT8 (-/-) knock-out CHOK1SV Cell Line jointly created by Lonza’s Affiliate, Lonza Biologics plc, and BioWa’s Affiliate, Kyowa Hakko Kirin Co., Ltd., by combining the CHOK1SV Cell Line and the Potelligent® Technology.

1.49 “Potelligent® Technology” means BioWa’s proprietary technology directly relating to the use of Potelligent® Cells (as such term is defined in the 2008 License) to produce Antibodies with enhanced ADCC activity by reducing the amount of fucose linked to the carbohydrate chain, including (i) Potelligent® Cells; (ii) [***]; (iii) protein expression, production or purification methods, therapeutic compositions, formulations or uses of, and other modifications to, [***]; and (iv) [***].

1.50 “Product” means any composition or formulation in the Field containing or comprising an Antibody owned by Licensee or licensed by Licensee from a Third Party, alone or in combination with other active or inactive ingredients, components or materials.

1.51 “Progress Report” has the meaning set forth in Article 5.

1.52 “Proposed Target” has the meaning set forth in Section 4.3.1.

1.53 “Prosecution and Maintenance” has the meaning set forth in Section 8.2.

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1.54 “Research” means research and non-clinical development activities performed up to the date of the Commencement of Phase I Clinical Trial for any Product, including the manufacture and use of any Product for research and non-clinical development only (but including batch manufacturing for Phase I Clinical Trials), but does not include human clinical studies or other commercialization activities, such as the manufacture, use, marketing and sale of any Product or any product containing or derived from a Product.

1.55 “Research License” has the meaning set forth in Section 2.1.1.

1.56 “Research Licensee Fee” has the meaning set forth in Section 6.2.

1.57 “Research Period” has the meaning set forth in Section 2.1.1.

1.58 “Research Target” means a Target proposed by Licensee and confirmed as available by the Third Party Reviewer for which Licensee may request a Commercial License as provided in Section 2.2

1.59 “Strategic Partner” means a Third Party with whom Licensee has entered into a contractual relationship (i) to collaborate in the performance of research or development, and/or commercialization of Product, (ii) under which such Third Party has a material interest in the commercial success of Product, and (iii) is not only intended to provide for the provision of services by such Third Party to Licensee. In no event may any entity that is primarily a Competing Contract Manufacturer be deemed a Strategic Partner for the purposes of this Agreement.

1.60 “Sublicensee” means any Third Party or an Affiliate of Licensee, to whom Licensee has granted any of its rights under Section 2.1.

1.61 “Target” means a polypeptide, a carbohydrate chain, or any other molecule to which an Antibody binds and/or which an Antibody modulates. A polypeptide Target shall be identified using the amino acid sequence coded by a single mRNA as identified by a UniGene number. A carbohydrate chain Target shall be identified according to the nomenclature of the Journal of Biological Chemistry.

1.62 “Technology” means Antibody expression and ADCC enhancing technology using Potelligent® CHOK1SV in combination with the Transfection Supplements System, the Vectors and related Know-How and Patents, including but not limited to (i) Potelligent® CHOK1SV; (ii) methods for selection of transfected cells; (iii) protein expression, production or purification methods [***]; (iv) therapeutic compositions, formulations or uses of, and other modifications to antibodies which are specific to antibodies with enhanced ADCC activity produced by transfected cells; and (v) [***].

1.63 “Term” has the meaning set forth in Section 7.1.

1.64 “Territory” means all countries and territories in the world.

1.65 “Third Party” means any entity other than Licensee, Licensor and their respective Affiliates.

1.66 “Third Party Reviewer” has the meaning set forth in Section 4.2.

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1.67 “Third Party Reviewer Agreement” has the meaning set forth in Section 4.2.

1.68 “Transfected Cells” means Potelligent® CHOK1SV cells transfected by Licensee with recombinant DNA encoding a monoclonal antibody.

1.69 “Transfection Supplements” means the supplement solution set out in Exhibit 4.

1.70 “Transfection Supplements Know-How” means any Know-How owned or Controlled by Licensor specifically relating to the Transfection Supplements and which is provided to Licensee hereunder.

1.71 “Transfection Supplements System” means the Transfection Supplements and Transfection Supplements Know-How used either in combination or individually.

1.72 “U.S.” means the United States of America, including all commonwealths, territories, and possessions of the United States.

1.73 “Valid Claim” means an issued and unexpired claim of a Licensor Patent Right that has not been canceled, withdrawn, or rejected and has not lapsed or become abandoned or been declared invalid or unenforceable or been revoked by a court or agency of competent jurisdiction from which no appeal can be or has been taken.

1.74 “Vectors” means Lonza’s vectors identified in Section 3.1(a) below.

ARTICLE 2

LICENSE GRANTS AND COVENANTS

2.1 License Grants to Licensee. Subject to the terms and conditions of this Agreement and Section 2.8 below, Licensor hereby grants to Licensee the following:

2.1.1 Research License. A non-exclusive, fee-bearing license in and to the Licensor IP Rights, without the right to sublicense, to conduct Research for the purpose of identifying Antibodies suitable for commercialization (but not including commercialization) as Products in the Field in the Territory with respect to any Target (the “Research License”). Such Research License shall commence on the Effective Date and continue for a period of [***] years or until otherwise terminated in accordance with Section 7 hereof, whichever is the earlier (“Research Period”), provided that the Research Period may be extended by mutual agreement of the Parties; and

2.1.2 Commercial License. Upon Licensor’s receipt from Licensee of the Commercial License Notification and payment of the Commercial License Fee, a fee- and royalty-bearing, non-exclusive license in and to the Licensor IP Rights, with the limited right to sublicense in accordance with Section 2.3, to develop, commercialize, make, have made, use, import, have imported, export, have exported, sell, have sold, offer for sale and otherwise dispose of any and all Products in the Field in the Territory with respect to [***] Commercial Targets (each, a “Commercial License”).

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2.2 Commercial License Notification. As of the Effective Date of this Agreement, Licensee shall be deemed to have given notice that it desires to obtain a Commercial License for the first Research Target designated under the 2008 License, for which an IND was filed on July 27, 2010. [***].

2.3 Sublicense. Licensee may sublicense its rights under Section 2.1.2 to Third Parties, provided that such sublicenses shall be granted pursuant to the terms and conditions set forth in Sections 2.3.1 to 2.3.4 below.

2.3.1 [***]:

(a)	[***]

(b)	[***]

2.3.2 [***].

2.3.3 In each sublicense agreement, Licensee shall require the Sublicensee to comply with the applicable terms and conditions of this Agreement and shall include a provision that expressly assigns or grants to Licensee such of its right, title and interest in Improvements as are necessary in order for Licensee to comply with the requirements of Section 8.1 hereof.

2.3.4 In the event that Licensee fails to make payments pursuant to this Agreement, all payments due to Licensee from its Sublicensees under the sublicense agreements shall, upon notice from Licensor to the Sublicensees, become payable directly to Licensor for the account of Licensee.

2.4 [***]

2.4.1 [***]

2.4.2 [***]

2.4.3 [***]

2.5 Performance by Sublicensees [***]. Licensee’s execution of a sublicense [***] agreement shall not relieve Licensee of any of its obligations under this Agreement. Licensee shall remain jointly and severally liable to Licensor for any performance or non-performance of a Sublicensee [***] that would be a breach of this Agreement if performed or omitted by Licensee, and Licensee shall be deemed to be in breach of this Agreement as a result of such Sublicensee [***] performance or non-performance.

2.6 Licensor’s Rights. Except for the rights granted to Licensee under this Agreement, all right, title and interest in and to the Technology shall at all times remain with and be vested in Licensor. Neither Licensee (including its Affiliates) nor its Sublicensees [***] shall use the Technology for any purpose other than as expressly granted to Licensee under this Agreement.

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2.7 Third Party Rights and Licenses. Except for Licensor IP Rights, rights in and to Technology, and unless otherwise provided herein, Licensee shall be responsible for obtaining all rights from Third Parties or Licensor’s Affiliates that are necessary to research, develop and commercialize the Products in the Field.

2.8 Permitted Uses of the Technology; Prohibition on Modifications or Adaptations. Licensee’s use of the Technology is limited to inserting gene(s) coding for Licensee’s proprietary antibodies into the Vectors and then into Potelligent® CHOK1SV for the purpose of generating Antibodies and exercising the licenses set forth herein. Licensee hereby undertakes not to make any modifications or adaptations to the [***] during the Term of this Agreement except as explicitly provided under this Section 2.8 hereto. Licensee is specifically prohibited from performing any analysis, test, experiment or reverse-engineering of [***].

2.9 Applicability of 2008 License. The 2008 License shall remain valid, absent termination by either BioWa or Licensee, in accordance with its terms and shall govern Licensee’s Research, development and commercialization of Products utilizing or incorporating only BioWa’s Potelligent Technology. This Agreement shall govern Licensee’s Research, development and commercialization of Products utilizing or incorporating the Technology. [***].

2.10 Applicability of Lonza License. The Lonza License shall remain valid, absent termination by either Lonza or Licensee, in accordance with its terms, and shall govern Licensee’s research, development and commercialization of Products utilizing or incorporating only Lonza’s GS System and Transfection Medium System, as those terms are defined in the Lonza License. Notwithstanding anything to the contrary, it is understood and agreed that, on an annual basis, Licensee shall pay to Lonza the fee set forth in Section 6.3 of the Lonza License for Licensee’s research, development and commercialization of Products utilizing or incorporating only Lonza’s GS System and Transfection Medium System and the Research License Fee set forth in Section 6.2.2 herein for Licensee’s research, development and commercialization of Products utilizing or incorporating the Technology.

ARTICLE 3

MATERIAL TRANSFER AND OBLIGATIONS

3.1 Provision of Materials. Following the signature of this Agreement by all Parties, and only upon Licensee’s written request therefor, Lonza shall supply to the Licensee (ex-works Lonza’s Affiliate’s premises, Slough, Berkshire, Incoterms 2000) the following in accordance with the procedures and terms agreed by Lonza and Licensee:

(a)	Vectors

Approximately [***] of vector [***].

Approximately [***] of vector [***].

(b)	Potelligent® CHOK1SV

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[***] vials of viable Potelligent® CHOK1SV.

(c)	Licensor Know-How

[***], and (c) Vector nucleotide sequences.

In relation to the Transfection Supplements System, Lonza shall (a) provide Licensee with details of at least one third party supplier from whom Licensee will be able to purchase Transfection Supplements, and (b) supply Licensee with the Transfection Supplements Know-How. For the avoidance of doubt, Licensee hereby confirms that Licensor may disclose to such third party supplier the fact that Licensee is a party to this Agreement.

3.2 Provision of Technical Support. During the Research Period, if requested by Licensee, Licensor shall provide technical assistance to Licensee in relation to the use of the Technology at a rate of [***] per man day and any travel and subsistence costs. This rate is valid for twelve (12) months from the Effective Date hereof and is subject to review and adjustment thereafter.

3.3 Sole Uses of Technology. Licensee shall not use the Transfection Supplements, Vectors, Potelligent® CHOK1SV or Licensor IP Rights for any purpose other than that permitted in Section 2.1. Upon transfection, Licensee shall have the right to use the Transfected Cells solely to Research, develop, commercialize, make, have made, use, import, have imported, export, have exported, sell, have sold, offer for sale, and otherwise dispose of Products pursuant to the terms and subject to the conditions of this Agreement. Except as specifically provided in this Agreement, Licensee shall not offer for sale, sell, transfer or otherwise distribute Potelligent® CHOK1SV, Transfected Cells, or Licensor IP Rights to any Third Party. Licensee shall store, handle, transport, use and dispose of Potelligent® CHOK1SV and Transfected Cells in accordance with all applicable country, state and local laws and regulations.

3.4 [***].

ARTICLE 4

TARGET DESIGNATION

4.1 Target Designation. Licensee designated an initial Research Target under the 2008 License, in accordance with the terms and conditions set forth therein. Licensee shall have the right to designate [***] during the Research Period in accordance with the procedures set forth in Section 4.3.

4.2 Third Party Reviewer Agreement. On the Effective Date, BioWa and Licensee shall enter into a third party reviewer agreement with Blank Rome LLP (the “Third Party Reviewer”) in the form attached hereto as Exhibit 2 (the “Third Party Reviewer Agreement”). Licensee shall be responsible for paying the Third Party Reviewer’s fees for all services performed, as provided in the Third Party Reviewer Agreement.

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4.3 Mechanism for Designating Research Targets. Except as set forth in Section 4.4 below, Licensee shall use the mechanism described in this Section 4.3 to designate Research Targets.

4.3.1 At any time during the Research License Period, Licensee may provide to the Third Party Reviewer the identity of any an additional Proposed Target it wishes to reserve as a Research Target (“Proposed Target”).

4.3.2 The Third Party Reviewer maintains a list of Targets (“Target List”), which are Targets that have been (i) designated by BioWa, its Affiliates or any Third Party licensees of BioWa (“Third Party Licensees”) on a non-exclusive basis, (ii) designated by BioWa or its Affiliates exclusively for its or their own drug discovery programs, or (iii) to which BioWa has granted licenses or reserved exclusively for Third Parties, and so are not available for any other commercial license. The Targets described in subsections (ii) and (iii) are designated “Excluded Targets”).

4.3.3 The Third Party Reviewer shall notify Licensee whether such Proposed Target is available to Licensee as a Research Target no later than thirty (30) days after receiving a notice of the identity of a Proposed Target from Licensee under Section 4.3.1 above. Unless a Proposed Target is an Excluded Target, it shall be deemed available to Licensee as a Research Target for purposes of this Agreement and added to the Target List. If a Proposed Target is successfully designated as a Research Target, Third Party Reviewer shall notify BioWa in writing, within thirty (30) days of receiving Licensee’s notice of the identity of Proposed Target(s), that a Proposed Target (but not the identity of the same) has been designated as a Research Target. For the avoidance of doubt, BioWa shall not cause the Third Party Reviewer to reveal the identity of any Proposed Target (even if it is deemed to be an Excluded Target) or any Research Target to BioWa or to any Third Party at any time.

4.3.4 Licensee acknowledges that until a Proposed Target is confirmed by the Third Party Reviewer to be available and designated as a Research Target, any such Proposed Target may be subject to exclusive designation, non-exclusive designation or reservation by BioWa, its Affiliates or a Third Party. For the purpose of clarity, after a Proposed Target is confirmed to be available and designated as a Research Target by Licensee, such Research Target is confirmed to be a non-exclusive reservation of such Proposed Target by Licensee, and BioWa shall not grant to any Affiliates or Third Party or reserve for itself an exclusive license for such Research Target during the Term.

4.4 Designation of Target Under 2008 License. The Parties hereby acknowledge and agree that the Target initially designated by Licensee under the 2008 Agreement and identified as [***] shall, as of the Effective Date, be deemed a Target designated under this Agreement and shall be governed by the terms and conditions of this Agreement.

4.5 [***].

4.6 Notification of Commencement of Phase I Clinical Trials. Within [***] days of Commencement of Phase I Clinical Trials for each Product, Licensee shall provide Licensor written notice of such Commencement of such Trial and such notice shall (i) specifically identify the Commercial Target; and (ii) specifically identify the Antibody or Product being developed.

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4.7 Abandoned Targets.

4.7.1 Abandonment. Licensee shall be deemed to have abandoned development and commercialization of any Antibody or any Product with respect to a Commercial Target upon the earlier of (i) written notice from Licensee to Licensor of the abandonment; or (ii) receipt of [***] Progress Reports showing no diligent activity by the Licensee with respect to such Commercial Target.

4.7.2 Effect of Abandonment. Licensee’s abandonment of a Commercial Target shall entitle Licensor to terminate the respective Commercial License as its sole remedy for such abandonment.

ARTICLE 5

PROGRESS REPORTS

During the Term, and subject to Licensee’s right and obligation not to reveal the identity of a Commercial Target until the Commencement of Phase I Clinical Trials as set forth in Section 4.3, Licensee shall deliver to Licensor annual, written, reasonably detailed progress reports, following the format set forth in Exhibit 3, of Activities conducted by Licensee and its Sublicensees in the preceding calendar year, including Licensee’s progress towards the achievement of milestone events set forth in Section 6.3 (the “Progress Report”). The first Progress Report shall be due on the first anniversary of the Effective Date, and subsequent Progress Reports on each anniversary of the Effective Date thereafter.

ARTICLE 6

FINANCIAL TERMS

6.1 Signing Fee. Licensee shall pay to BioWa a one-time signing fee in the amount of [***] (“Signing Fee”) upon execution of this Agreement. If the Continuing Access Fee has been paid by Licensee to BioWa under the 2008 Letter Agreement prior to the Effective Date hereof, that Continuing Access Fee shall be creditable against the Signing Fee.

6.2 Research License Fee.

6.2.1 BioWa Research License Fee. Subject to the terms of Section 2.9, for the first Research Target, designated under the 2008 License, Licensee shall pay to BioWa an annual, non-refundable, non-creditable research licensee fee of [***] (the “BioWa [***]Target Research License Fee”), due and payable on each anniversary of September 2, 2008, until the termination of the Research Period or until Licensee obtains a Commercial License for such [***] Research Target. For the right to conduct Research under Section 2.1.1. and to designate a [***] Research Target under this Agreement, Licensee shall pay to BioWa an annual, non-refundable, non-creditable research license fee of [***] (“BioWa [***]Target Research License Fee”), due and payable within [***] Business Days of the Effective Date and upon each anniversary of the Effective Date hereof, until the termination of the Research Period. [***].

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6.2.2 Lonza Research License Fee. Licensee shall pay to Lonza an annual, non-refundable, non-creditable research license fee of [***] (the “Lonza Research License Fee”), due and payable on the date Licensee elects to receive the materials set forth in Section 3.1 hereof and thereafter on each anniversary of Licensee’s receipt of the Section 3.1 materials, [***]. For clarity, the Lonza Research License Fee is due only if Licensee, or a designated Sublicensee acting on Licensee’s behalf, elects to receive the Section 3.1 materials.

6.3 Commercial License Fee. Subject to the terms of Section 2.9, for the first Commercial License obtained by Licensee hereunder, Licensee shall pay to BioWa an annual, nonrefundable, non-creditable commercial license fee of [***] (the “[***]Target Commercial License Fee”) and, as described in Section 2.2, [***].

6.4 Milestone Payments.

6.4.1 BioWa Milestone Payments. Licensee shall make the following non-refundable and non-creditable milestone payments to BioWa upon achievement of the first occurrence of the following milestone events, on a Target-by-Target basis, by Licensee or a Sublicensee thereof:

(a) [***] upon Commencement of the first Phase I Clinical Trial; provided that if the IND milestone payment has been made under the 2008 License, [***];

(b) [***] upon Commencement of the first Phase II Clinical Trial; provided that if the IND milestone payment has been made under the 2008 License, [***];

(c) [***] upon Commencement of Phase III Clinical Trials comprised of the following:

(i)	[***]

(ii)	[***];

[***].

(d) [***] upon submission of a BLA, comprised of the following:

(i)	[***]

(ii)	[***];

[***].

(e) [***] upon Licensee receipt of approval of a BLA, comprised of the following:

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(i)	[***]

(ii)	[***];

[***].

(f) In partial consideration of the licenses granted under this Agreement, Licensee shall pay to BioWa the following sales milestone payments (“Sales Milestone”), payable upon the achievement of the corresponding sales milestone event on each Product within thirty (30) days of Licensee’s receipt of an invoice from BioWa therefor.

(i)	[***];

(ii)	[***];

(iii)	[***].

6.5 Royalty Payments.

6.5.1 BioWa Royalty Payments. Licensee shall pay to BioWa tiered running royalties (the “BioWa Royalties”), on a Target-by-Target basis, equal to the following rates:

(a) [***] of Net Sales for a Product sold by Licensee or its Sublicensees (including its Affiliates) to unrelated Third Parties where annual global sales for such Product are [***];

(b) [***] for such Product sold by Licensee or its Sublicensees (including its Affiliates) to unrelated Third Parties where annual global sales for such Product [***]

(c) [***] of the portion of Net Sales of a Product exceeding [***] for such Product sold by Licensee or its Sublicensees (including its Affiliates) to unrelated Third Parties where annual global sales for such Product are [***].

Notwithstanding anything else in this Agreement, [***]; provided, however, that in no case shall the Royalties payable hereunder be less than [***] during the Term. Any reduction in Royalties under this provision shall be limited to the Product(s) and/or countries encompassed by the adjudication or settlement.

6.5.2 Lonza Royalty Payments. During the Term, Licensee shall pay to Lonza running royalties (the “Lonza Royalties”) as follows:

(a) In respect of Product manufactured by Lonza, a royalty of [***] of the Net Sales for such Product.

(b) Where Licensee or Licensee’s Strategic Partner manufactures Product:

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(i)	a payment of [***] due annually during the course of this Agreement, and being first payable upon Commencement of Phase II Clinical Trials for such Product; and

(ii)	a royalty of [***] of the Net Sales for such Product.

(c) Where any party other than Lonza, Licensee, Licensee’s Affiliates or Licensee’s Strategic Partner manufactures Product:

(i)	a payment of [***] per sublicense due annually during the course of such sublicense, and being first payable on the commencement date of the relevant sublicense; and

(ii)	a royalty of [***] of the Net Sales for such Product.

Notwithstanding anything else in this Agreement, [***] provided, however, that in no case shall the Royalties payable hereunder be less than [***] of the applicable Lonza Royalty payable under Section 6.4.2. Any reduction in Royalties under this provision shall be limited to the Product(s) and/or countries encompassed by the adjudication or settlement.

6.5.3 Duration of Payments. Royalties will be payable by Licensee until the later of (i) ten (10) years from the date of First Commercial Sale of the first Product, or (ii) the expiration of the last-to-expire patent within the IP Rights (“Royalty Term”). Thereafter, subject to Section 6.5.4 below, the license under this Agreement for the Target shall become fully paid up.

6.5.4 Product Sold in Countries Not Protected by a Valid Claim. In the event Product is sold in a country in which there is no Valid Claim covering such Product, or in which previously existing Valid Claims covering such Product have expired or otherwise become invalid, royalties shall be due only in respect of the Licensor Know-How and the relevant royalty figures referred to in Sections 6.5.1 shall be reduced by [***] percent [***]%) for the duration of the Royalty Term, and the relevant royalty figures referred to in Section 6.5.2 shall be reduced by [***] percent [***]%). For the duration of the Royalty Term Thereafter, the license under this Agreement for such Product shall become fully paid-up.

6.6 Notification Obligations and Payment Dates for Milestone Payments and Royalties. Licensee shall inform Licensor in writing within fifteen (15) days of achieving each milestone by Licensee or its Sublicensee under this Agreement. Licensee shall make the relevant Milestone Payment within thirty (30) Business Days of confirmation of achieving such milestone. All Royalty payments under Section 6.5 shall be due and payable quarterly and within thirty (30) Business Days of the close of the Calendar Quarter during which the corresponding Net Sales are recognized. In the event that the amounts due to Licensor pursuant to Section 6.5 would increase based on total Net Sales at the end of the applicable calendar year, then Licensee shall promptly pay to Licensor the difference between the amounts paid and the amounts that would have been due based on the total Net Sales at the end of the applicable calendar year. Together with any such payment, Licensee shall deliver a

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report specifying in the aggregate and on a country-by-country basis: (i) total gross invoiced amount from sales of the Products by Licensee and its Sublicensees; (ii) amounts deducted, by category, from gross invoiced amounts to calculate Net Sales; (iii) Net Sales; and (iv) royalties payable. For purposes of computing royalty payments for Net Sales payable to BioWa made outside of the U.S., such royalties shall be converted into U.S. Dollars by applying the rate of exchange quoted in the New York edition of The Wall Street Journal on the last Business Day of the applicable Calendar Quarter. For purposes of computing royalty payments for Net Sales payable to Lonza made outside of the U.K., such royalties shall be converted into pounds sterling, and the rate of exchange shall be the mean value of the Pound Spot Rate in London first published in the Financial Times on the day following the day for determining such rates.

6.7 Late Payment. Any payments or portions thereof due to Licensor hereunder which are not paid when due shall bear interest equal to the lesser of the prime rate as reported by the Chase Manhattan Bank, New York, New York, U.S., on the date such payment is due, plus an additional [***] per annum, or the maximum rate permitted by law, calculated on the number of days such payment is delinquent. This Section 6.7 shall in no way limit any other remedies available to Licensor for late payments. Failure to make any payments pursuant to the terms of this Agreement hereunder shall constitute a breach of this Agreement.

6.8 Mode of Payment.

6.8.1 Mode of Payment to BioWa. All payments to BioWa hereunder shall be made in U.S. Dollars in the stated amount by wire transfer to such bank account as BioWa may from time to time designate by notice in writing to Licensee. Until otherwise designated by notice, the fees payable to BioWa under this Article 6 shall be paid to [***], account number [***]. Payments shall be free and clear of any taxes, fees or charges, to the extent applicable.

6.8.2 Mode of Payment to Lonza. All payments to Lonza hereunder shall be made in pounds sterling in the stated amount by wire transfer to such bank account as Lonza may from time to time designate by notice in writing to Licensee. Until otherwise designated by notice, the fees payable to Lonza under this Article 6 shall be paid to: account no. [***].

6.9 Records Retention and Audit. With respect to each Product, Licensee shall keep, and shall cause its Sublicensees, and their respective agents, to keep for as long as legally required and in no event less than five (5) years, complete, true and accurate books of accounts and records of all quantities of Products manufactured and sold (or otherwise distributed) in sufficient detail to confirm the accuracy of the Net Sales and royalty calculations hereunder. Upon reasonable prior written notice from Licensor, during the Term and for three (3) years thereafter, no more than once per twelve month period, Licensee shall permit an independent certified public accountant, appointed and paid by Licensor, and reasonably acceptable to Licensee, at reasonable times during normal business hours and under a written confidentiality agreement between the accountant and Licensee executed prior to the inspection, to examine these records solely to the extent reasonably necessary to verify such calculations for any calendar year ending not more than thirty-six (36) months prior to

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the date of such request. Such investigation shall be at the expense of Licensor, unless it reveals a discrepancy in Licensee’s favor of more than [***], in which event Licensee shall reimburse Licensor for the accountant’s fees related thereto. If such investigation shows underpayment of royalties, Licensee shall promptly (but in no event later than thirty (30) days after Licensee’s receipt of the independent auditor’s report so correctly concluding) remit to Licensor the amount of such underpayment, and all such payments shall be subject to the accrual of interest pursuant to Section 6.7. Licensee shall ensure that all Sublicensees comply with Licensee’s obligations under this Section.

6.10 Tax Withholding. All payments required under this Agreement shall be without deduction or withholding for, or on account of, any taxes or similar governmental charge imposed by any jurisdiction. Any withholding taxes shall be the sole responsibility of the paying Party. The Party receiving payment agrees to elect to claim a tax credit for any such withholding taxes paid by the paying Party for which the receiving Party is entitled to so elect, and at the time the receiving Party actually realizes a reduction in its regular income tax liability by utilizing any such withholding taxes as a credit against its regular income tax liability (determined on a “first in first out” basis pro rata with other available foreign tax credits), then the amount of such credit shall be promptly reimbursed to the paying Party, to the extent such withholding taxes were paid by the paying Party.

6.11 Blocked Payments. In the event that, by reason of applicable laws or regulations in any country, it becomes impossible or illegal for Licensee or its Sublicensees to transfer, or have transferred on its or their behalf, royalties or other payments to Licensor, such royalties or other payments shall be deposited in local currency in the relevant country to the credit of Licensor in a recognized banking institution designated by Licensor or, if none is designated by Licensor within a period of thirty (30) days, in a recognized banking institution selected by Licensee or its Sublicensees, as the case may be, and identified in a written notice to Licensor.

ARTICLE 7 -

TERM AND TERMINATION

7.1 Term and Expiration. This Agreement shall become effective on the Effective Date and unless earlier terminated pursuant to this Article 7, shall remain in full force and effect until there are no remaining Royalty payment obligations with respect to any Product in any country (the “Term”).

7.2 Termination at Will by Licensee. Licensee shall have the right to terminate this Agreement in its entirety or on a Commercial License-by-Commercial License basis for any reason upon ninety (90) days prior written notice to Licensor. Upon termination in accordance with this Section 7.2, the licenses granted by Licensor pursuant to Article 2 shall terminate with regard to each Target for which a Commercial License has been terminated as provided above, or for all Targets, if this Agreement is terminated in its entirety. Licensee shall remain obligated for all payments due at the time of such notice and for any continuing obligations otherwise surviving and owed under this Agreement pursuant to Section 7.9 with regard to each terminated Commercial License and with regard to Targets for which the Commercial License has not been terminated by Licensee pursuant to this Section.

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7.3 Termination for Breach.

7.3.1 Without prejudice to any other remedies that may be available under this Agreement, in the event that Licensee, on the one hand, or Licensor, on the other hand, has materially breached this Agreement, and the breaching Party has not cured such breach (to the reasonable satisfaction of the non-breaching Party) within sixty (60) days (or such longer period as may be agreed by the Parties if Licensee is exercising diligent efforts to cure such breach and sixty (60) days is insufficient to cure such breach) following its receipt of written notice thereof from the non-breaching Party, the non-breaching Party may terminate this Agreement, in whole or in part on a Commercial License-by-Commercial License basis (at the sole discretion of the non-breaching Party) by providing written notice to the other Party with immediate effect. Notwithstanding the above, in the case of a failure to timely pay any undisputed amounts due hereunder, the period for cure of any such breach shall be thirty (30) days following the non-breaching Party’s delivery of notice thereof and, unless payment is made within such thirty (30) day period, the non-breaching Party may thereafter terminate this Agreement by providing written notice to the other Party with immediate effect.

7.3.2 Notwithstanding the foregoing, (i) if such uncured material breach by Licensee involves only a specific Product or Target, or (ii) a specific Sublicensee or Third Party Contractor (and the Licensee has complied with its obligations under Sections 2.3 and 2.4), then Licensor may terminate this Agreement only with respect to Licensee’s rights relating, respectively, to such Product or Target or such Sublicensee or Third Party Contractor. If there has been an uncured material breach by a Sublicensee or a Third Party Contractor, and the Licensee has not complied with its obligations under Section 2.3 with regard to a such Sublicensee or Section 2.4 with regard to such Third Party Contractor, then Licensor may terminate this Agreement in whole, without regard to the number of Products, Targets, Sublicensees or Third Party Contractors licensed hereunder. For clarity, a breach by Licensee and/or a Sublicensee and/or a Third Party Contractor of the provisions of Sections 2.3, 2.4, 2.6, 2.8, 3.3, 8.1 and Article 9, shall be deemed a material breach of this Agreement.

7.4 Termination for Challenging IP Rights. If at any time during the Term of this Agreement, Licensee knowingly, directly or indirectly, opposes or assists any Third Party in opposing the grant of letters patent or any patent application within any of the Licensor Patent Rights, or disputes or knowingly, directly or indirectly, assists any Third Party in disputing the validity of any Patent within any of the Licensor Patent Rights or any of the claims thereof, Licensor shall be entitled at any time thereafter to terminate all or any of the licenses granted hereunder forthwith by notice to Licensee.

7.5 Termination for Insolvency. Either Licensor or Licensee may terminate this Agreement by written notice with immediate effect if the other is judicially declared to be insolvent, makes an assignment for the benefit of creditors, is the subject of proceedings in a voluntary or involuntary bankruptcy proceeding instituted on behalf of or against such Party (except for involuntary bankruptcies which are dismissed within ninety (90) days), or has a receiver or trustee appointed for substantially all of its property.

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7.6 Accrued Rights and Obligations. Termination or expiration of this Agreement, in whole or in part on a Commercial License-by-Commercial License basis, for any reason shall not (a) release any Licensor or Licensee from any liability which, at the time of such termination or expiration, has already accrued or which is attributable to a period prior to such termination or expiration or (b) preclude any Licensor or Licensee from pursuing any rights and remedies it may have hereunder, or at law or in equity, with respect to any breach of, or default under, this Agreement. Licensor or Licensee understand and agree that monetary damages may not be a sufficient remedy for a breach of this Agreement and that the Licensor or Licensee may be entitled to injunctive relief as a partial remedy for any such breach.

7.7 Inventory on Hand. Upon termination of this Agreement for any reason, Licensee and its Sublicensees may complete any production batches of Product in process at the date of such termination and sell or otherwise distribute the inventory of any Product then on hand until the second anniversary of the date of such termination. All such sale or distribution shall be subject to the relevant terms of this Agreement (including the payment of royalties thereon).

7.8 Destruction of Biological Materials. Upon termination (but not expiration) of this Agreement, Licensee and its Sublicensees shall promptly destroy all Potelligent® CHOK1SV, Vectors, Transfection Supplements, and all Transfected Cells, as well as all Antibodies, and an officer of Licensee shall provide Licensor with a written certification to such effect. Notwithstanding the foregoing, the Parties may continue to exercise the rights granted in Section 7.7.

7.9 Licenses. The license(s) granted to Licensee in this Agreement shall terminate upon any termination of this Agreement and, in such event, Licensee shall cease, and cause its Sublicensees to cease, all uses of Licensor IP Rights or the Technology for any purposes, including but not limited to, the Research, development, manufacturing and commercialization of any Product. Notwithstanding the foregoing, the Parties may continue to exercise the rights granted in Section 7.7.

7.10 Survival. The following provisions of this Agreement shall survive expiration or termination of this Agreement: Article 1; Section 2.5 (regarding performance by Sublicensees and Third Party Contractors); Section 2.6 (regarding Licensor’s retained rights); Section 2.8 (regarding limits on Licensee’s use of the Technology); Section 3.3 (regarding sole uses of Technology); Section 3.4 (regarding Licensee’s rights in Transfected Cells); Article 6 (regarding payment obligations incurred prior to termination or expiration, record retention and audit rights); Sections 7.6 through 7.10; Section 8.1 (regarding the ownership of IP rights); Section 8.2 (regarding Patent prosecution); Article 9 (regarding confidentiality); Sections 10.2 and 10.3 (regarding warranties accrued prior to termination or expiration); Sections 10.4, 10.5 and 10.6 (regarding warranty disclaimers); Article 11 (regarding indemnifications and limitation of liability); Article 12 (regarding dispute resolution); and Article 13 (regarding miscellaneous provisions).

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ARTICLE 8 -

INTELLECTUAL PROPERTY

8.1 Ownership of IP.

8.1.1 General. [***] shall be owned by Licensor, and Licensee hereby assigns to Licensor its entire right, title and interest in and to any Improvements developed, conceived, reduced to practice, or invented by Licensee or its Sublicensees pursuant to the Activities contemplated by this Agreement. Licensee shall disclose or cause to be disclosed to Licensor all Improvements made by or under authority of Licensee or its Sublicensees pursuant to the Activities contemplated by this Agreement during the Term. Licensee (including its Sublicensees) shall maintain records in sufficient detail and in good scientific manner to properly reflect all work done and results achieved in connection with Improvements hereunder. Licensee (including its Sublicensees) shall promptly execute all documents and take all such other actions as may be reasonably requested to enable Licensor to Prosecute and Maintain Patents on the Improvements.

8.1.2	[***], shall be owned by Licensee; provided, that, Licensee hereby grants to Licensor a non-exclusive, sublicensable (through multiple tiers), perpetual, irrevocable license in and to any such unseverable Improvements for use in connection with the Technology.

8.1.3	Licensee Product Improvements. [***], shall be owned by Licensee. For clarity, the Antibodies and Products are deemed to be severable from the Technology, and not subject to either Section 8.1.1 or 8.1.2.

8.2 Patent Prosecution. As between Licensor and Licensee, Licensor shall have the right, at its expense, to control the Prosecution and Maintenance of the Licensor Patent Rights and any Patents on Improvements owned by Licensor as provided under Section 8.1.1 above, using counsel of its choice. As used in this Article 8, “Prosecution and Maintenance” (and “Prosecute and Maintain”) shall mean the preparing, filing, prosecuting and maintenance of such Patents, as well as re-examinations, reissues, requests for patent term extensions and the like with respect to such Patents, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to such Patents.

8.3 Infringement by Third Party. Subject to the provisions of this Section 8.3, in the event that Licensee becomes aware that any Licensor Patent Right is being infringed by a Third Party or is subject to a declaratory judgment action arising from such infringement, Licensee shall promptly notify Licensor. Licensor shall have the sole right (but not the obligation) to enforce the Licensor Patent Rights covering the Technology (an “Enforcement Action”). Licensee shall reasonably cooperate with Licensor in all such actions or proceedings. Licensee agrees to be joined as a plaintiff if necessary and shall provide all reasonable cooperation (including any necessary use of its name) required to prosecute such litigation at Licensor’s cost and expense. Licensor shall have the sole benefit of any damages collected from any such Enforcement Action.

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8.4 Third Party Infringement Claims. Licensee shall promptly notify Licensor in writing of any claims that Licensee’s use of the Licensor Patent Rights and/or Licensor Know-How infringes or improperly or unlawfully uses the proprietary rights of any Third Party. Licensor shall have the sole right and the obligation to use commercially reasonable efforts to take all such steps and proceedings and to do all other acts and things as may in Licensor’s sole discretion be necessary to defend such claims and Licensee shall permit Licensor to have the sole conduct of any such steps and proceedings, including the right to settle them. Licensee hereby agrees to use commercially reasonable efforts to co-operate fully with Licensor at Licensor’s cost and expense. Licensor shall be entitled to retain any and all monies received from such proceedings.

8.5 Product Markings and Trademarks. Each Product marketed and sold by Licensee or its Sublicensees under this Agreement shall be marked with all patent and other intellectual property notices relating to the Licensor Patent Rights as may be required by applicable law. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, revocable license, with the limited right to sublicense to its Sublicensees, to use and display the “Potelligent® CHOK1SV™” trademark solely for marking the Products, if required, under this Section 8.5.

ARTICLE 9 -

CONFIDENTIALITY AND PUBLICATION

9.1 Confidential Information. The Parties recognize that each Party’s Confidential Information constitutes highly valuable and proprietary assets of the disclosing Party.

9.1.1 The Parties agree that Confidential Information shall not be deemed to include information that the receiving Party can demonstrate by written documentation:

9.1.1.1 is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, in the public domain or generally publicly available;

9.1.1.2 is rightfully known by the receiving Party or its Affiliates without restriction on disclosure at the time of receiving such information, as evidenced by credible evidence;

9.1.1.3 is furnished to the receiving Party or its Affiliates by a Third Party under no obligation of confidentiality, as a matter of right and without restriction on disclosure; or

9.1.1.4 is independently discovered or developed by the receiving Party or its Affiliates without reference to or use of the disclosing Party’s Confidential Information.

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9.1.2 Each Party agrees that, notwithstanding the termination or expiration of this Agreement, the receiving Party shall maintain all Confidential Information of a disclosing Party in confidence and shall not publish, disseminate or otherwise disclose a disclosing Party’s Confidential Information to any Third Party, nor use any Confidential Information of a disclosing Party, without the written consent of the disclosing Party, except for the purpose of this Agreement as provided in this Article 9. Notwithstanding the foregoing, the receiving Party may disclose and disseminate Confidential Information of the disclosing Party only to those Affiliates, Sublicensees, employees or contractors of the receiving Party who have a bona fide need to know for the purpose of this Agreement, and only after such Affiliates, Sublicensees, employees or contractors have been advised of the confidential nature of such information and are bound in writing by an obligation of confidentiality under terms substantially similar to, and as protective of the disclosing Party as, the confidentiality obligations in this Agreement. Notwithstanding anything to the contrary, unless it has obtained Licensee’s prior written consent, Licensor shall not disclose any Confidential Information of Licensee to any Affiliate of Licensor (including, without limitation, Kyowa Hakko Kirin Co., Ltd.) that is involved in research or development relating to human therapeutics. For clarity, Licensor’s routine financial reporting to an Affiliate (including, without limitation, Kyowa Hakko Kirin Co., Ltd.) shall not been deemed a prohibited disclosure of Licensee’s Confidential Information.

9.2 Permitted Use and Disclosures. Each receiving Party may (i) use Confidential Information of a disclosing Party to exercise its rights or perform its obligations hereunder, or (ii) use or disclose Confidential Information of a disclosing Party to the extent such use or disclosure is reasonably necessary in (a) complying with applicable governmental regulations or otherwise submitting information to governmental authorities, (b) conducting clinical trials or applying for regulatory approvals, and (c) negotiating or making a permitted sublicense, provided that if a receiving Party is required to make any such disclosure of a disclosing Party’s Confidential Information pursuant to clause (ii)(a), it shall make commercially reasonable efforts to: (w) give prompt written notice to the disclosing Party of the proposed disclosure to the relevant governmental authority, and allow the disclosing Party at least thirty (30) days to object to all or any portion of the disclosure before it is disclosed; (x) if advance notice is not possible, provide written notice of disclosure immediately thereafter; (y) to the extent possible, minimize the extent of such disclosure; and (z) secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise), it being understood that any information so disclosed shall otherwise remain subject to the limitations on use and disclosure hereunder. The Party proposing to disclose any Confidential Information under this provision shall take into reasonable consideration any comments and objections raised by the disclosing Party.

9.3 Press Releases. The text of any press release or other communication to be published by or presented in the media concerning the subject matter of this Agreement shall require the prior written approval of all Parties, except as may be required by law or regulation.

9.4 Disclosures Required by Law. If a public disclosure is required by law, rule or regulation, including in a filing with the Securities and Exchange Commission, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or

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other disclosure, but not later than ten (10) Business Days prior to the filing, for a non-disclosing Party’s prior review and comment and to allow a non-disclosing Party a reasonable time to object to any such disclosure or to request confidential treatment thereof. Notwithstanding the foregoing, the Parties hereby agree to issue a press release subsequent to the Effective Date, the content of which shall be approved by the Parties as soon as practical.

9.5 Review of Proposed Publications, Presentations or Patent Applications. No Party shall publish any manuscript, abstract, specification, text and/or any other material (“Materials”) that includes information about this Agreement or another Party’s Confidential Information without providing a copy of the materials to the reviewing Parties and obtaining such other Parties’ consent pursuant to this Section 9.5. For clarity, this shall not limit Licensee from publishing its research or clinical results relating to any Product (including without limitation the results of any clinical trial), provided that Licensee may not disclose another Party’s Confidential Information. Without the consent of Licensor, Licensee shall not publish any Materials that disclose Confidential Information of Licensor. Without the consent of Licensee, Licensor shall not publish any Materials relating to any Product. A receiving Party shall review any such materials provided to it by the publishing Party to determine if Confidential Information is or may be disclosed. A reviewing Party shall notify the publishing Party in writing within thirty (30) calendar days after receipt of the proposed publication if the receiving Party determines that Confidential Information of the reviewing Party is or may be disclosed. If it is determined by the receiving Party that patent applications should be filed, the publishing Party shall delay its submission for publication or presentation for a period not to exceed sixty (60) calendar days from the reviewing Party’s receipt of the proposed publication to allow time for filing of one or more patent applications. In the event that the delay needed to complete the filing of any necessary patent application exceeds the 60-day period, the Parties shall discuss the need for obtaining an extension of the publication delay beyond the 60-day period. If it is determined by the reviewing Party that Confidential Information of such Party is being disclosed, the publishing Party shall comply with any request to remove the Confidential Information from the proposed publication to avoid such disclosure.

9.6 Confidential Terms. Except as expressly permitted in this Agreement, no Party shall disclose any terms of this Agreement to any Third Party without the prior written consent of the other Parties; except that such consent shall not be required for disclosure to actual or prospective investors or acquirers or to a Party’s accountants, attorneys and other professional advisors (provided that such disclosures shall be subject to continued confidentiality obligations at least as strict as are set forth herein).

9.7 Return or Destruction of Confidential Information. Upon termination or expiration of this Agreement, Licensor and Licensee shall each, at its sole discretion, either promptly return to the other all Confidential Information of the other (including any copies or extracts thereof) or destroy all such Confidential Information and all tangible items comprising, bearing or containing any such Confidential Information and provide a written certification of such destruction; provided, however, that each Party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with this Article 9.

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9.8 Use of Performance Data. Notwithstanding anything to the contrary contained in this Agreement, Licensee agrees that Licensor may use redacted cell line performance data for cell lines produced for Licensee hereunder for the purposes of marketing the Potelligent CHOK1SV Technology. The Parties shall use the mechanism set forth in Section 9.5 for the review and clearance of any such redacted cell line performance data.

ARTICLE 10 -

REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 Mutual Representations, Warranties and Covenants. Licensor and Licensee each warrants, represents and covenants to the other that:

10.1.1 Organization. It is duly organized and validly existing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

10.1.2 Authority. This Agreement has been duly authorized, executed and delivered by such Party and constitutes valid and binding obligations of such Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, and other laws of general application limiting the enforcement of creditors’ rights;

10.1.3 Consents and Approvals. Such Party has obtained all necessary consents, approvals and authorizations of all governmental authorities and Third Parties required to be obtained by such Party in connection with the execution of this Agreement;

10.1.4 No Conflicts. The execution, delivery and performance of this Agreement does not conflict with, or constitute a breach or default under any of the charter or organizational documents of such Party, any law, order, judgment or governmental rule or regulation applicable to such Party, or any material agreement, contract, commitment or instrument to which such Party is a party.

10.1.5 Assignment of IP Rights. Each employee, consultant, agent or Sublicensee of such Party performing work under this Agreement has, and during the Term will have, a legally binding and outstanding obligation to assign the rights of such employee, consultant, agent or Sublicensee to any Improvements to such Party.

10.2 Licensor’s Representations, Warranties and Covenants. Licensor represents, warrants and covenants to Licensee that (i) it has the right to grant the rights and licenses granted herein [***], (ii) [***] in the performance of this Agreement, or the exercise of any rights obtained hereunder, Licensor will comply with all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect, [***].

10.3 Licensee’s Representations, Warranties and Covenants. Licensee represents, warrants and covenants to Licensor that in the performance of this Agreement, or the exercise of any rights obtained hereunder, Licensee will comply with and will cause its Affiliates and Sublicensees to comply with, all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect.

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10.4 DISCLAIMER OF WARRANTIES. EXCEPT AS SET FORTH IN THIS AGREEMENT, LICENSOR AND LICENSEE MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED (IN THE CASE OF LICENSOR, INCLUDING WITH RESPECT TO THE TECHNOLOGY), INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE IP RIGHTS OF THIRD PARTIES. IN PARTICULAR, LICENSOR OFFERS NO REPRESENTATION OR WARRANTIES THAT THE USE OF ALL OR ANY PART OF THE TECHNOLOGY WILL RESULT IN THE SUCCESSFUL COMMERCIALIZATION OF ANY PRODUCT FOR ANY PURPOSE.

10.5 MATERIALS DISCLAIMER. THE TRANSFECTION SUPPLEMENTS, VECTORS AND POTELLIGENT® CHOK1SV TRANSFERRED PURSUANT TO THIS AGREEMENT, WHEN COMBINED WITH AN ANTIBODY, ARE IN THE DEVELOPMENTAL STAGE AND MAY HAVE HAZARDOUS PROPERTIES. THE VECTORS, TRANSFECTION SUPPLEMENTS AND POTELLIGENT® CHOK1SV ARE UNTESTED AND, EXCEPT AS SET FORTH IN THIS AGREEMENT, PROVIDED “AS IS” WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LICENSEE SHALL BEAR ALL RISK RELATING TO THE VECTORS, POTELLIGENT® CHOK1SV, AND TRANSFECTION SUPPLEMENTS TRANSFERRED TO LICENSEE, AND LICENSOR SHALL NOT BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR ANY DAMAGES INCLUDING DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY IN CONNECTION THEREWITH.

10.6 IP DISCLAIMER. EXCEPT AS OTHERWISE EXPLICITLY PROVIDED IN THIS AGREEMENT, NOTHING IN THIS AGREEMENT IS OR SHALL BE CONSTRUED AS: (i) A WARRANTY OR REPRESENTATION BY LICENSOR AS TO THE VALIDITY, ENFORCEABILITY OR SCOPE OF ANY CLAIM WITHIN LICENSOR IP RIGHTS; (ii) A WARRANTY OR REPRESENTATION THAT ANYTHING MADE, USED, OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF UNDER ANY LICENSE GRANTED IN THIS AGREEMENT IS OR SHALL BE FREE FROM INFRINGEMENT OF ANY PATENT RIGHTS OR OTHER IP RIGHT OF A THIRD PARTY; (iii) AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST THIRD PARTIES FOR INFRINGEMENT OF ANY OF THE LICENSOR IP RIGHTS; OR (iv) GRANTING BY IMPLICATION, ESTOPPEL, OR OTHERWISE ANY LICENSES OR RIGHTS UNDER IP RIGHTS OF LICENSEE OR LICENSOR OR THIRD PARTIES, REGARDLESS OF WHETHER SUCH IP OR OTHER RIGHTS ARE DOMINANT OR SUBORDINATE TO ANY LICENSOR IP RIGHTS.

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ARTICLE 11 -

INDEMNIFICATION

11.1 Indemnification by Licensee. Licensee shall defend, indemnify and hold harmless Licensor, its Affiliates, and their respective directors, officers, employees and agents from all claims, losses, damages and expenses, including reasonable legal expenses (“Losses”), each to the extent payable to a Third Party, resulting from suits, claims, actions, demands or other proceedings, in each case brought by a Third Party (“Claims”) to the extent arising out of or relating to (i) the gross negligence, unlawful act or willful misconduct of Licensee (including its Affiliates and Sublicensees) in connection with its or their performance of this Agreement; or (ii) the making, having made, distribution, sale, offer for sale or use of any Antibody or Product or the use of Licensor IP Rights or the Technology by Licensee or its Sublicensees, except to the extent that such Losses are a direct result of Licensor’s gross negligence, willful misconduct or unlawful act or its breach of any covenant, representation or warranty made by it in this Agreement.

11.2 [***].

11.3 Procedure. The following provisions are conditions on each Party’s indemnification obligations hereunder. If either Party intends to claim indemnification under this Article 11, it shall promptly notify the other Party (the “Indemnitor”) in writing of any Claims of a Third Party for which it (the “Indemnitee”) intends to claim such indemnification. Indemnitor shall have sole control of the defense and settlement of any such Claim, provided that Indemnitee shall have the right to participate in, and, to the extent Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties. The obligations of this Article 11 shall not apply to amounts paid in settlement of any Claims of Third Party if such settlement is effected without the consent of Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve Indemnitor of any obligation to Indemnitee under this Article 11. Indemnitee, its or their employees and agents, shall reasonably cooperate with Indemnitor and its legal representatives in the investigation of any Claim covered by this Article 11.

11.4 Insurance Proceeds. Any indemnification hereunder shall be made net of any insurance proceeds recovered by the Indemnitee; provided, however, that if, following the payment to the Indemnitee of any amount under this Article 11, such Indemnitee recovers any insurance proceeds in respect of the Claim for which such indemnification payment was made, the Indemnitee shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnitor.

11.5 Insurance. Each Party shall procure and maintain insurance policies underwritten by a reputable insurance company or self-insurance, including clinical trial and product liability insurance, and providing adequate coverage for its respective obligations and activities hereunder. Notwithstanding the foregoing, Licensee and its Affiliates shall procure and/or maintain policies of insurance for comprehensive general liability, clinical trials and products liability coverage in a minimum amount of [***] with respect to Licensee’s performance under this Agreement.

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11.6 Limitation of Liability. LICENSOR SHALL NOT BE LIABLE TO LICENSEE AND LICENSEE SHALL NOT BE LIABLE TO LICENSOR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE, SPECIAL OR INDIRECT DAMAGES, INCLUDING LOSS OF ANTICIPATED PROFITS, EXCEPT TO THE EXTENT SUCH DAMAGES WERE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR UNLAWFUL ACT OF THAT PARTY OR ITS AFFILIATES OR SUBLICENSEES. [***] ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AGGREGATE VALUE OF THE MONETARY CONSIDERATION ACTUALLY RECEIVED BY LICENSOR FROM LICENSEE UNDER THIS AGREEMENT.

ARTICLE 12 -

DISPUTE RESOLUTION

12.1 Dispute Resolution Philosophy and Process. Any dispute that may arise between Licensor and Licensee relating to the terms of this Agreement or the activities of the Parties shall be referred to (i) an officer of Licensee and (ii) an officer of each of Lonza and BioWa (collectively, the “Management Representatives”), who shall attempt in good faith to achieve a resolution. If such Management Representatives are unable to resolve such a dispute within sixty (60) Business Days of the first presentation of such dispute to such Management Representatives, such dispute shall be referred to an appropriately senior officer of each of Lonza and BioWa and the an appropriately senior officer of Licensee (or their respective designees) who shall use their good faith efforts to mutually agree upon the proper course of action to resolve the dispute. If any dispute is not resolved by these individuals (or their designees) within thirty (30) Business Days after such dispute is referred to them, or such longer period as they may mutually agree, then Licensee or Licensor shall have the right to pursue the dispute resolution mechanism provided in Section 12.2 following.

12.2 International Court of Arbitration. Any dispute that may arise between Licensor and Licensee relating to the terms of this Agreement or the activities of the Parties that is not resolved pursuant to Section 12.1 hereof shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (“ICC”). The arbitration will be held in New York City, New York before a single arbitrator knowledgeable in biotechnology-related matters and familiar with the biotechnology industry, selected in accordance with the rules and regulations of the ICC. The arbitration will be conducted in the English language and in accordance with the rules and regulations promulgated by the ICC, unless specifically modified in this Agreement. The arbitration must commence within sixty (60) days of the date on which the arbitrator is selected. The arbitrator will have the power to order the production of documents by each Party and any Third Party witnesses; however, the arbitrator will not have the power to order the taking of depositions, the answering of interrogatories or the responses to requests for admission. Each Party must provide to the other, no later than seven (7) business days before the date of arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a Party’s witness or expert. The arbitrator’s decision and award will be made and delivered as soon as reasonably possible and in any case

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within six (6) months of the selection of the arbitrator. The arbitrator’s decision must set forth a reasoned basis for any award of damages or finding of liability. The arbitrator will not have power to award damages in excess of actual compensatory damages unless expressly authorized by this Agreement and may not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement. The Parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally the costs of the arbitration, except as otherwise provided herein. Any Party refusing to comply with an order of the arbitrator will be liable for costs and expenses, including attorneys’ fees, incurred by the other Parties in enforcing the award. Notwithstanding the foregoing to the contrary, in the case of temporary or preliminary injunctive relief, any party may proceed in court without prior arbitration for the purpose of avoiding immediate and irreparable harm. The provisions of this Section will be enforceable in any court of competent jurisdiction.

12.3 No Limitation. Notwithstanding the foregoing, nothing in this Agreement shall be construed as limiting in any way the right of a Party to immediately seek temporary and/or preliminary injunctive relief from a court of competent jurisdiction with respect to any actual or threatened breach of this Agreement.

ARTICLE 13 -

MISCELLANEOUS PROVISIONS

13.1 Advice of Counsel. Licensee and Licensor have consulted counsel of their choice regarding this Agreement and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and shall be construed accordingly.

13.2	Assignment. Licensee shall not assign this Agreement without the prior written consent of Licensor, except that Licensee may assign this Agreement without consent to an Affiliate, or to a successor to all or substantially all of its business or assets. In order for an assignment under this provision to become effective, the permitted assignee shall confirm to Licensor in writing that it will assume all obligations of Licensee under this Agreement from the date of the assignment. No assignment shall relieve the assignor of its obligations which accrued prior to the date of assignment. If any permitted assignment by Licensee would result in withholding or other similar taxes becoming due on payments to Licensor under this Agreement, Licensee shall be responsible for all such taxes and the amount of such taxes shall not be withheld or otherwise deducted from the amounts payable to Licensor. If, in such event, Licensor actually reduces the amount of income tax paid by it as a result of using a credit for the amount of such withholding or similar taxes paid by the Licensee, then Licensor shall promptly refund to Licensee the amount of such reduction in income tax resulting from the use of such credit. [***].

13.3 Binding Effect. This Agreement, the rights granted and obligations assumed hereunder shall be binding upon and shall inure to the benefit of Licensee, Licensor and their respective successors and permitted assigns.

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13.4 Counterparts. This Agreement may be executed in counterparts, or facsimile versions, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.

13.5 Entire Agreement. This Agreement, the Third Party Reviewer Agreement, the 2008 License, the 2008 Letter Agreement, the Lonza License and the exhibits and schedules hereto and thereto, constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and thereof, and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter.

13.6 Force Majeure. The failure of Licensor or Licensee to timely perform any obligation under this Agreement by reason of epidemic, earthquake, riot, civil commotion, fire, act of God, war, terrorist act, strike, flood, or governmental act or restriction, or other cause that is beyond the reasonable control of that Party shall not be deemed to be a material breach of this Agreement, but shall be excused to the extent and for the duration of such cause, and that Party shall provide the other Parties with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities) and shall use commercially reasonable efforts to avoid or remove such cause, and shall perform its obligation(s) with the utmost dispatch when the cause is removed. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than one hundred eighty (180) days, the Parties hereto shall consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.

13.7 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement. The Parties shall cooperate and use commercially reasonable efforts to make all other registrations, filings, and applications, to give all notices, and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits, and waivers, if any, and to do all other things necessary or desirable for the consummation of this Agreement.

13.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of principles of conflicts of law.

13.9 Interpretation. The captions and headings in this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. Unless the context otherwise clearly requires, whenever used in this Agreement: (i) the words “include” or “including” shall be construed to have the inclusive meaning frequently identified with the phrase “including but not limited to” or “including without limitation;” (ii) the word “day” or “year” means a calendar day or year; (iii) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written

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communications contemplated under this Agreement; (iv) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (v) the word “or” shall be construed to have the inclusive meaning identified with the phrase “and/or;”(vi) words of any gender include the other gender; (vii) references to the plural shall be deemed to include the singular and the plural, the part and the whole; and (viii) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof.

13.10 No Implied Licenses to Use of Name or Trademark. Except as otherwise specifically provided in Section 8.5, no right, expressed or implied, is granted by this Agreement to a Party to use in any manner the name or any other trademark of any other Party in connection with the performance of this Agreement.

13.11 Independent Contractors. Each Party is an independent contractor under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute Licensee or Licensor as partners or joint venturers with respect to this Agreement. No Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other Party, or to bind any other Party to any other contract, agreement or undertaking with any Third Party or Affiliate.

13.12 Notices and Deliveries. Any formal notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing in English and shall be deemed to have been sufficiently given when it is received, whether delivered in person, transmitted by facsimile with contemporaneous confirmation by mail, delivered by certified mail (or its equivalent), or delivered by courier service (receipt required), to the Party to which it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Parties.

If to Licensor:	With a copy to:

BioWa, Inc.	Alfred W. Zaher, Esq.
212 Carnegie Center, Suite 101	Blank Rome LLP
Princeton NJ 08540, USA	130 North 18th Street
Attn: Masamichi Koike, Ph.D., President and CEO	Philadelphia, PA 19103
Tel: 1 (609) 580-7500	United States of America
Fax: 1 (609) 580-7534	Fax: 1 (215) 832-5364

And	With a copy to:

Lonza Sales AG	Lonza Biologics Plc
Munchensteinerstrasse 38	228 Bath Road
Basel	Slough, SL1 4DX
CH-4002, Switzerland	United Kingdom
Attn: General Counsel	Attn: Company Secretary
Fax: +41 61 316 91 11	Fax: +44 1753 777 001

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If to Licensee:	With a copy to:

Kalobios Pharmaceuticals, Inc.	Gunderson Dettmer et al.
260 East Grand Avenue	1200 Seaport Boulevard
South San Francisco, CA 94080	Redwood City, CA 94063
Attention: Legal	Attention: Colin D. Chapman, Esq,

13.13 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, so long as the Agreement, taking into account said voided provision, continues to provide the Parties with materially the same benefits as set forth in this Agreement on the Effective Date. If, after taking into account said voided provision, the Parties are unable to realize materially the same, the Parties shall negotiate in good faith to amend this Agreement to reestablish (to the extent legally permissible) the benefits as provided the Parties under this Agreement on the Effective Date.

13.14 Waiver. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

13.15 Exhibits. The exhibits attached to this Agreement shall form an integral part hereof. In the event of any inconsistency between this Agreement and any exhibit, this Agreement shall prevail.

13.16 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under section 365(n) of the Bankruptcy Code.

(signature page follows)

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IN WITNESS WHEREOF, the Parties have put their names and affixed their seals or executed this Agreement and each Party shall have one (1) copy.

LONZA SALES AG	BIOWA, INC.

By:	By:
Name:	Name:
Title:	Title:

LONZA SALES AG

By:
Name:
Title:

KALOBIOS PHARMACEUTICALS, INC.

By:
Name:
Title:

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EXHIBIT 1

LICENSOR PATENT RIGHTS

KHK ID	Title	Country	Application No.	Publication No.	Filing Date (y/m/d)	Patent No.	Issue Date
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EXHIBIT 2

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Schedule 1

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EXHIBIT 3

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EXHIBIT 4

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